                                                                    EXHIBIT 23.2
                                                                    ------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 28, 2001 relating to the financial statements, which appear in the Georgia-Pacific - Georgia-Pacific Group Canadian Employees Stock Purchase Plan Annual Report on Form 11-K for the year ended December 31, 2000.


PRICEWATERHOUSECOOPERS LLP

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
March 29, 2001